SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 18, 2000
                                                          ------------


                        FGIC SECURITIES PURCHASE, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)



    Delaware                      0-19564                      13-3633082
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(State or other                 (Commission                 (I.R.S. Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)


                    115 Broadway, New York, New York 10006
                    --------------------------------------
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                          --------------


Item 5.  Other Events
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     An exhibit is filed herewith in connection with the Registration
Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 4, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1999; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of (i) $9,995,000 principal amount plus interest Liquidity Facility in support of Dallastown Area School District, York County, Pennsylvania, General Obligation Bonds, Series of 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                                   EXHIBITS

         Item 601 of
         Regulation S-K
         Exhibit Reference
         Number
         ------

         (23)               Consents of experts and counsel:

                            (k)      Consent of KPMG LLP



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           FGIC SECURITIES PURCHASE, INC.
                                           ------------------------------
                                                   (Registrant)



                                                By: Stephen Natko
                                                    ------------------------
                                                    Name: Stephen Natko
                                                    Title: Vice President


Dated: May 18, 2000


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549







                        FGIC SECURITIES PURCHASE, INC.







                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED May 18, 2000









                                                Commission File Number 0-19564



                                 Exhibit Index

Exhibit No.  Description                                               Page
-----------  -----------                                               ----

(23)              Consents of experts and counsel:                       6

                         (k) Consent of KPMG LLP




                                                     Exhibit (23)(k)

To the Board of Directors
General Electric Capital Corporation

     We consent to incorporation by reference in the Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $9,995,000 principal amount plus interest Liquidity Facility in support of Dallastown Area School District, York County, Pennsylvania, General Obligation Bonds, Series of 2000 (the "Prospectus Supplement") of our report dated February 4, 2000 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 1999 and 1998, and the related statements of earnings, changes in share owners' equity and cash flows for each of the years in the three-year period ended December 31, 1999, and the related schedule, which report appears in the December 31, 1999 annual report on Form 10-K of General Electric Capital Corporation.

     We also consent to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



Stamford, Connecticut
May 22, 2000